UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2012

THE TORO COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota	55420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (952) 888-8801

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2  —  Financial Information

Item 2.02           Results of Operations and Financial Condition.

On May 24, 2012, The Toro Company announced its earnings for the three and six months ended May 4, 2012.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s press release in connection with this announcement.  The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 8  —  Other Events

Item 8.01 Other Events.

On May 24, 2012, the Company also announced that its Board of Directors has declared a two-for-one stock split to be effected in the form of a 100 percent stock dividend.  The stock dividend will be distributed June 29, 2012, to shareholders of record as of June 15, 2012.

Section 9  —  Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(d)                     Exhibits.

Exhibit No.	Description
99.1	Press release dated May 24, 2012 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: May 24, 2012	By	/s/ Renee J. Peterson
Renee J. Peterson
Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated May 24, 2012 (furnished herewith).